Exhibit 99.2

                             Kerr-McGee Corporation
                             Oil and Gas Derivatives

As of July 2004
                                                                              2004
                           ---------------------------------------------------------------------------------------------------------
                                 First Quarter             Second Quarter             Third Quarter             Fourth Quarter
                           -------------------------  -------------------------  ------------------------- -------------------------
Crude Oil ($/Barrel)       Avg Price/Collar    BOPD   Avg Price/Collar    BOPD   Avg Price/Collar    BOPD  Avg Price/Collar   BOPD
                           ----------------  -------  ----------------  -------  ----------------  ------- ----------------  -------

  Fixed-price swaps (WTI)            $29.03   52,352            $28.23   54,300            $27.93   65,882           $28.54   68,015

  Fixed-price swaps (Brent)          $26.76   49,286            $26.27   51,800            $26.45   46,850           $26.71   52,000

  Costless collars (WTI)                  -        -                 -        -                 -        -                -        -

  Three-way Collars (NYMEX)               -        -                 -        -   $24.38 - $27.71    4,000  $24.38 - $27.71    4,000
    Three-way average floor                                                                $19.25                    $19.25
                                             -------                    -------                    -------                   -------

  Total                                      101,638                    106,100                    116,732                   124,015
                                             =======                    =======                    =======                   =======

                                                                              2004
                           ---------------------------------------------------------------------------------------------------------
                                 First Quarter             Second Quarter             Third Quarter             Fourth Quarter
                           -------------------------  -------------------------  ------------------------- -------------------------
Natural Gas ($/MMBtu) (1)  Avg Price/Collar  MMBtu/D  Avg Price/Collar  MMBtu/D  Avg Price/Collar  MMBtu/D Avg Price/Collar  MMBtu/D
                           ----------------  -------  ----------------  -------  ----------------  ------- ----------------  -------

  Fixed-price swaps (NYMEX)           $5.33  195,000             $4.74  565,000             $4.89  807,663            $4.97  870,000

  Fixed-price swaps (NWPRM)               -        -                 -        -             $3.33   30,000            $3.33   30,000

  Costless collars (NYMEX)    $4.48 - $6.00   85,000                 -        -     $3.70 - $4.00   44,674    $3.70 - $4.00   44,674
                              $4.64 - $7.00   50,000
                              $4.71 - $7.50   50,000
                              $5.00 - $6.74   50,000
                              $5.00 - $6.06  100,000
                              $5.00 - $6.01   25,000

  Three-way collars (NYMEX)               -        -                 -        -     $4.00 - $5.00   10,000    $4.00 - $5.00   10,000
    Three-way average floor                                                                 $3.15                     $3.15
                                             -------                    -------                    -------                   -------

  Total                                      555,000                    565,000                    892,337                   954,674
                                             =======                    =======                    =======                   =======

                                                                              2004
                           ---------------------------------------------------------------------------------------------------------
                                 First Quarter             Second Quarter             Third Quarter             Fourth Quarter
                           -------------------------  -------------------------  ------------------------- -------------------------
Basis swaps
 versus NYMEX ($/MMBtu)(1) Avg Price/Collar  MMBtu/D  Avg Price/Collar  MMBtu/D  Avg Price/Collar  MMBtu/D Avg Price/Collar  MMBtu/D
                           ----------------  -------  ----------------  -------  ----------------  ------- ----------------  -------

  CIG                                 $0.57  135,000             $0.47   55,000             $0.75   55,000            $0.76   35,109

  NWPRM                                   -        -                 -        -             $0.39   45,000            $0.39   45,000
                                             -------                    -------                    -------                   -------

  Total                                      135,000                     55,000                    100,000                    80,109
                                             =======                    =======                    =======                   =======



Notes:
MMBtu/D = million British thermal units per day
NWPRM = Northwest Pipeline Rocky Mountain Index
Hedges attributed to Westport and hedges applicable to the Westport merger are included as of third quarter 2004.
For further disclosure regarding accounting treatment of derivatives, please refer to the Quarterly Report on Form 10-Q for the second-quarter 2004, to be filed on or before August 9, 2004.
(1)Derivative transactions are on a million Btu (MMBtu) basis. Kerr-McGee reports production/sales on a MCF basis. The conversion rate is 1.080 MMBtu to 1 MCF.


        ** Cautionary Statement Concerning Forward-Looking Statements **

The information contained in this table represents Kerr-McGee's current derivative contracts. These derivative contracts were entered into based on projected production volume forecasts. These forecasts are estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, in those documents in which such projections are provided. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee's Annual Report on Form 10-K and other SEC filings. Actual results and developments may diffr materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

                             Kerr-McGee Corporation
                             Oil and Gas Derivatives

As of July 2004
                                                                  2005                       2006
                                                      -------------------------  -------------------------
                                                               Full Year                Full Year
                                                      -------------------------  -------------------------
Crude Oil ($/Barrel)                                  Avg Price/Collar    BOPD   Avg Price/Collar    BOPD
                                                      ----------------  -------  ----------------  -------

  Fixed-price swaps (WTI)                                       $29.23    3,000                 -        -

  Fixed-price swaps (Brent)                                          -        -                 -        -

  Costless collars (WTI)                               $28.50 - $31.89   14,000   $27.00 - $30.58   19,000

  Three-way Collars (NYMEX)                            $25.00 - $28.23    5,000   $25.00 - $28.65    2,000
    Three-way average floor                                     $20.93                     $20.88
                                                                        -------                    -------

        Total                                                            22,000                     21,000
                                                                        =======                    =======

                                                                  2005                       2006
                                                      -------------------------  -------------------------
                                                               Full Year                Full Year
                                                      -------------------------  -------------------------
Natural Gas ($/MMBtu)  (1)                            Avg Price/Collar  MMBtu/D  Avg Price/Collar  MMBtu/D
                                                      ----------------  -------  ----------------  -------

  Fixed-price swaps (NYMEX)                                      $4.42   55,000                 -        -

  Fixed-price swaps (NWPRM)                                          -        -                 -        -

  Costless collars (NYMEX)                               $4.09 - $5.57   60,000     $4.75 - $5.51  340,000
                                                         $5.00 - $6.25  280,000

  Three-way collars (NYMEX)                                          -        -     $4.00 - $6.00   20,000
    Three-way average floor                                                                 $3.04
                                                                        -------                    -------

  Total                                                                 395,000                    360,000
                                                                        =======                    =======

                                                                  2005                       2006
                                                      -------------------------  -------------------------
                                                               Full Year                Full Year
                                                      -------------------------  -------------------------
Basis swaps
  versus NYMEX ($/MMBtu)(1)                           Avg Price/Collar  MMBtu/D  Avg Price/Collar  MMBtu/D
                                                      ----------------  -------  ----------------  -------

  CIG                                                                -        -                 -        -

  NWPRM                                                          $0.41   45,000             $0.31   35,000
                                                                        -------                    -------

  Total                                                                  45,000                     35,000
                                                                        =======                    =======



Notes:
MMBtu/D = million British thermal units per day
NWPRM = Northwest Pipeline Rocky Mountain Index
Hedges attributed to Westport and hedges applicable to the Westport merger are included as of third quarter 2004.
For further disclosure regarding accounting treatment of derivatives, please refer to the Quarterly Report on Form 10-Q for the second-quarter 2004, to be filed on or before August 9, 2004.
(1) Derivative transactions are on a million Btu (MMBtu) basis. Kerr-McGee reports production/sales on a MCF basis. The conversion rate is 1.080 MMBtu to 1 MCF.

        ** Cautionary Stateemnt concerning Forward-Looking Statements **

The information contained in this table represents Kerr-McGee's current derivative contracts. These derivative contracts were entered into based on projected production volume forecasts. These forecasts are estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, in those documents in which such projections are provided. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, changes in laws and regulations, the ability to respond to challenges in international markets, political or economic conditions, trade and regulatory matters, and other factors and risks identified in the Risk Factors section of Kerr-McGee's Annual Report on Form 10-K and other SEC filings. Actual results and developments may diffr materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.